EXHIBIT 10.7


                                    AGREEMENT


THIS AMENDING AGREEMENT (this "agreement"), is entered into as of the December 31, 2004, by and among: (i) Zhu Gang ("Stockholder Zhu") as the shareholder of Suzhou Hengyi Pharmaceutical Feedstock Co., Ltd. ("Suzhou Hengyi"), (ii) Zhou Fuying ("Stockholder Zhou") as the shareholder of Suzhou Hengyi Pharmaceutical Feedstock Co., Ltd. and (iii) China Biopharmaceuticals Holdings Inc. ("CBH"). Shareholder Zhu, Shareholder Zhou and CBH are referred to collectively as the "Parties".

WHEREAS, Suzhou Hengyi Pharmaceutical Feedstock Co., Ltd. and CBH signed a Share Purchase Agreement ("Agreement") on September 29, 2004 to form a joint venture company (the "Company").

WHEREAS,  Stockholder  Zhu and  Stockholder  Zhou own 100%  ownership  of Suzhou
Hengyi.

WHEREAS, Suzhou Hengyi and CBH have determined that the amending Agreement signed by all Parties is advisable and in the best interest of their respective companies and stockholders.

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, it is hereby agreed as follows:

1. For accommodating the regulation of registration bureau in China and for achieving long-term financial benefits of the Suzhou Hengyi, the ownership of the Suzhou Hengyi held by CBH increases from 51% to 75.706%. Stockholder Zhu and Stockholder Zhou have its combine shares of the Company decreases from 49% to 24.294%, 12.147% and 12.147% respectively.

2. The above Changes in percentage of the ownership of Suzhou Hengyi will not require CBH to inject any cash to Suzhou Hengyi or issue any new shares to Stockholder Zhu and Stockholder Zhou other than the cash and shares described in the share purchase agreement on September 29, 2004 signed by CBH, Stockholder Zhu and Stockholder Zhou.


 /S/ Zhu Gang
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Zhu Gang


/s/ Zhou Fuying
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Zhou Fuying



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China Biopharmaceuticals Holdings Inc.